================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report  (Date of earliest event
                            reported):  June 5, 1997



                            CNF TRANSPORTATION INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-5046                    94-1444798
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


3240 Hillview Avenue
Palo Alto, California                                               94304
----------------------------                                 -------------------
(Address of principal                                            (Zip Code)
executive offices)

                                 (415) 494-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

                        Exhibit Index Located at Page 4

================================================================================

Item 5.   Other Events.

     On June 5, 1997, CNF Transportation Inc. (the "Company") executed an Underwriting Agreement in connection with the previously announced public offering of 2,200,000 $2.50 Term Convertible Securities, Series A ("TECONS") (2,500,000 if the underwriters' over-allotment option is exercised in full).
The TECONS will be issued by CNF Trust I, a newly formed Delaware business trust (the "Trust"), and will be convertible into common stock of the Company. The Company is filing this Current Report on Form 8-K in connection with the issuance of the TECONS under the Company's shelf registration statement on Form S-3 (File No. 333-26595).

     This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of the TECONS in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit No.  Description
          -----------  -----------

          1(b) Underwriting Agreement with respect to the TECONS dated June 5, 1997 between CNF Transportation Inc., CNF Trust I, J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

          4(e) Form of Subordinated Indenture between CNF Transportation Inc. and The First National Bank of Chicago, as trustee

          4(l) Form of Amended and Restated Declaration of Trust by and among CNF Trust I, CNF Transportation Inc., the Regular Trustees named therein, The First National Bank of Chicago, as trustee, and First Chicago Delaware Inc., as Delaware trustee, including the form of certificate evidencing the TECONS

          4(m) Form of Preferred Securities Guarantee Agreement with respect to the TECONS between CNF Transportation Inc. and The First National Bank of Chicago, as trustee

          4(n) Form of First Supplemental Indenture between CNF Transportation Inc. and The First National Bank of Chicago, as trustee, including the form of certificate evidencing the 5% Convertible Subordinated Debenture due June 1, 2012

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CNF Transportation Inc.
                                         (Registrant)



Date:  June 11, 1997                     /s/ Eberhard G. H. Schmoller
                                         -------------------------------------
                                         Eberhard G. H. Schmoller
                                         Senior Vice President, General
                                         Counsel and Secretary

                                 Exhibit Index


     Exhibit No.  Description
     -----------  -----------

     1(b) Underwriting Agreement with respect to the TECONS dated June 5, 1997 between CNF Transportation Inc., CNF Trust I, J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

     4(e)         Form of Subordinated Indenture between CNF Transportation Inc.
                  and The First National Bank of Chicago, as trustee

     4(l) Form of Amended and Restated Declaration of Trust by and among CNF Trust I, CNF Transportation Inc., the Regular Trustees named therein, The First National Bank of Chicago, as trustee, and First Chicago Delaware Inc., as Delaware trustee, including the form of certificate evidencing the TECONS

     4(m) Form of Preferred Securities Guarantee Agreement with respect to the TECONS between CNF Transportation Inc. and The First National Bank of Chicago, as trustee

     4(n) Form of First Supplemental Indenture between CNF Transportation Inc. and The First National Bank of Chicago, as trustee, including the form of certificate evidencing the 5% Convertible Subordinated Debenture due June 1, 2012